UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

Wireless Fund

(Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

(Address of principal executive offices)                 (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Wireless Fund

Annual Report

March 31, 2008

Letter To Shareholders, May 2008

Scared, Confidence Crisis, Credit Crunch, Job Market Cratering - These are all headlines we see in the news today.  If we lean forward and look at the big picture we see that the environment for innovative thought and development in the wireless space has never been more exciting than NOW.  Apple (Nasdaq:AAPL) expects to sell over 10 million iPhones this year.  Research In Motion (Nasdaq:RIMM), the smart-phone maker, just recently unveiled the Bold, which is its first major new BlackBerry model in more than a year!  China Mobile (NYSE:CHL) recently said the rate at which it signs up new accounts accelerated by 33 percent to 7.6 million per month in the quarter, driven mostly by new business in rural China.  It’s still about wireless!

Fund Discussion

For the twelve month period ended March 31, 2008, Wireless Fund posted a positive return of 6.80%.  For comparative purposes, the S&P 500 Index was down 5.08% and the Nasdaq Composite Index was down 5.12%.  The major factors that contributed to the outperformance during the fiscal year were the strong telecommunications sector and several holdings that provided incremental returns.

The Radiotelephone Communications sector represented the largest percentage of the Fund at 23.39%.  NII Holdings Inc. (Nasdaq:NIHD) and China Unicom Ltd.  (Nasdaq:CHU) were the two largest holdings in the Radiotelephone Communications sector.  NII Holdings Inc. represented 4.29% of the Fund and China Unicom represented 3.93% of the Fund.  NII Holdings, Inc., through its subsidiaries, provides digital wireless communication services primarily for business customers in Latin America.  Its digital mobile networks support multiple digital wireless services that comprise digital mobile telephone service, including various calling features, such as speakerphone, conference calling, voice-mail, call forwarding, and additional line service.  China Unicom Limited, an integrated telecommunications operator, offers a range of telecommunications services in China.  Its services include GSM and CDMA cellular, international and domestic long distance, and data and Internet services. The company also offers international roaming services, as well as value-added services, including short message services, ring tone services, and wireless data services.  It has a strategic alliance with SK Telecom Co., Ltd. to further develop CDMA cellular communication services in China. The company was founded in 2000 and is headquartered in Central, Hong Kong.

The Telephone Communications sector represented the second largest percentage of the portfolio at 21.38%.  America Movil (Nasdaq:AMX) and China Mobile Limited (NYSE:CHL) were the two largest holdings in the sector.  America Movil (NYSE:AMX)

2008 Annual Report  1

was the largest holding in the Fund at 9.26%.  America Movil, through its subsidiaries, provides wireless and fixed communications services in Latin America. It provides fixed-line, wireless, and cellular telecommunications service.  The company offers voice services under various rate plans; data services, including short message services, multimedia messaging services, content services, internet, and data transmission services.  It also engages in the sale and distribution of prepaid wireless services and wireless phones. China Mobile Limited (NYSE:CHL) was the second largest holding in the Fund at 8.50%. China Mobile Limited, together with its subsidiaries, provides mobile telecommunications and related services primarily in China and Hong Kong.  It offers mobile voice services, such as local calls, domestic long distance calls, international long distance calls, and international roaming.  The company also engages in data businesses, which include short message services, wireless application protocol, multimedia messaging services, and others.

Radio & TV Broadcasting & Communications Equipment sector represented the  third largest percentage of the Fund at 14.75%.  QUALCOMM (Nasdaq:QCOM) and Nokia (NYSE:NOK) were the two largest holdings in the sector at 7.66% and 7.09% respectively.  QUALCOMM designs, manufactures, and markets digital wireless telecommunications products and services based on its CDMA technology and other technologies.  The company develops and supplies CDMA-based integrated circuits and system software for wireless voice and data communications and multimedia functions, as well as GPS products used in wireless devices, such as mobile phones, data cards, and infrastructure equipment.  The company was founded in 1985 and is based in San Diego, California.  Nokia designs, manufactures, and sells a range of mobile devices and networks with services and software worldwide. The company offers mobile phones and devices based on the GSM/EDGE, 3G/WCDMA, and CDMA global cellular standards under the Nokia brand, including the Nokia Nseries, the Nokia Eseries, and Vertu sub-brands. It also provides non-cellular technologies, such as Bluetooth, WLAN, and GPS. The company's multifunctional mobile phones or converged devices offer the functionalities of various portable single-purpose devices, such as megapixel cameras, music players, computers, gaming consoles, and navigation devices

We continue to be confident that the wireless sector will play a key role in global communications.  As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.  It’s still about wireless!

Sincerely,

Jeffrey R. Provence

2008 Annual Report  2

Average annual total returns for the periods ended 3/31/08 (4/3/00 Inception)

3/31/08 NAV $5.81

       Since

1 Year

3 Year

5 Year

              Inception

Wireless Fund

 6.80%

             21.72%             20.55%

    -14.32%

Nasdaq**

-5.12%

15.82%

11.93%                   -7.82%

Standard & Poor’s 500 Index***

-5.08%

  5.85%

11.30%

                   0.12%

*1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Inception date of the Wireless Fund was April 3, 2000.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2008 Annual Report  3

Wireless Fund Sector Distribution (Unaudited)

(As a Percentage of Net Assets)

   Industry Sector                                                                 Percentage of Net Assets

  1. Radiotelephone Communications

         23.39%

  2. Telephone Communications (No Radiotelephone)

                     21.38%

  3. Radio & TV Broadcasting & Communications Equipment

                     14.75%

  4. Communications Services

         13.29%

  5. Telephone & Telegraph Apparatus

           8.01%

  6. Search, Detection, Navigation, Guidance, Aeronautical Systems         5.41%

  7. Semiconductors and Related Devices

                       4.25%

  8. Computer Programming Services

           3.83%

  9. Electronic Computers

                       3.01%

10. Cash Equivalents and Other Assets in Excess of Liabilities

           2.68%

PROXY VOTING GUIDELINES

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2008 Annual Report  4

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on September 30, 2007 and held through March 31, 2008.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  Expenses Paid

            Beginning

           Ending

             During the Period*

                     Account Value

      Account Value        September 30, 2007

                             September 30, 2007

     March 31, 2008         to March 31, 2008

Actual

  $1,000

                     $1,068.01

                                   $10.08

Hypothetical

                          $1,000

                     $1,015.25

                                     $9.82

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2008 Annual Report  5

SCHEDULE OF INVESTMENTS - WIRELESS FUND

MARCH 31, 2008

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Communications Services
9,500	American Tower Corp. *	$ 372,495
10,000	Crown Castle International Corp. *	344,900
12,100	SBA Communications Corp. *	360,943
		1,078,338	13.29%

Computer Programming Services
15,500	Synchronoss Technologies, Inc. *	310,465	3.83%

Electronic Computers
1,700	Apple Inc. *	243,950	3.01%

Radiotelephone Communications
7,000	Cellcom Israel Ltd. **	220,010
15,000	China Unicom Ltd. **	319,050
3,200	Millicom International Cellular SA * **	302,560
4,100	Mobile Telesystems OJSC * **	310,985
10,950	NII Holdings Inc. *	347,991
1,800	United States Cellular Corp. *	99,000
10,000	Vimpel-Communications * **	298,900
		1,898,496	23.39%

Radio & TV Broadcasting & Communications Equipment
18,076	Nokia Corp. **	575,359
15,175	QUALCOMM Inc.	622,175
		1,197,534	14.75%

Search, Detection, Navigation, Guidance, Aeronautical Systems
4,800	Garmin Ltd.	259,248
3,700	Harris Corp.	179,561
		438,809	5.41%

Semiconductors and Related Devices
12,200	Texas Instruments Inc.	344,894	4.25%

Telephone Communications (No Radiotelephone)
24,000	Alaska Communications Systems Group Inc.	293,760
11,800	America Movil SA de CV **	751,542
9,200	China Mobile Limited **	690,092
		1,735,394	21.38%

Telephone & Telegraph Apparatus
5,800	Research In Motion Ltd. *	650,934	8.01%

Total for Common Stock (Cost $6,147,183)		7,898,814	97.32%

Cash Equivalents
129,650	First American Treasury Obligation Fund Cl Y Rate 4.36% ***	129,650	1.60%
	(Cost - $129,650)

	Total Investments
	(Cost - $6,276,833)	8,028,464	98.92%

	Other Assets In Excess of Liabilities	87,897	1.08%

	Net Assets	$ 8,116,361	100.00%

* Non-Income producing securities.

** ADR - American Depository Receipt.

*** Variable rate security; the yield rate shown represents

the rate at March 31, 2008.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  6

WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investment Securities at Market Value	$ 8,028,464
(Cost - $6,276,833)
Receivables:
Securities Sold	471,370
Shareholder Purchases	2,000
Dividends and Interest	5,557
Total Assets	8,507,391
Liabilities:
Payables:
Shareholder Redemptions	8,985
Securities Purchased	367,725
Advisory Fees	14,320
Total Liabilities	391,030
Net Assets	$ 8,116,361
Net Assets Consist of:
Paid In Capital	32,098,666
Realized Gain (Loss) on Investments - Net	(25,733,936)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,751,631
Net Assets, for 1,396,730 Shares Outstanding	$ 8,116,361
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($8,116,361/1,396,730 shares)	$ 5.81
Minimum Redemption Price Per Share ($5.81 * 0.98)	$ 5.69

Statement of Operations
For the fiscal year ended March 31, 2008
Investment Income:
Interest	$ 18,899
Dividends (Net of foreign withholding tax of $2,205)	97,164
Total Investment Income	116,063
Expenses:
Management Fees	181,640
Total Expenses	181,640

Net Investment Loss	(65,577)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	200,350
Change In Unrealized Appreciation (Depreciation) on Investments	(390,409)
Net Realized and Unrealized (Loss) on Investments	(190,059)

Net Increase in Net Assets from Operations	$ (255,636)

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  7

WIRELESS FUND

Statements of Changes in Net Assets
	4/1/2007	4/1/2006
	to	to
	3/31/2008	3/31/2007
From Operations:
Net Investment Loss	$ (65,577)	$ (68,955)
Net Realized Gain on Investments	200,350	409
Change In Net Unrealized Appreciation (Depreciation)	(390,409)	787,197
Increase (Decrease) in Net Assets from Operations	(255,636)	718,651
From Capital Share Transactions:
Proceeds From Sale of Shares	8,056,794	1,861,854
Proceeds From Redemption Fees (Note 2)	21,531	949
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(6,238,761)	(3,448,084)
Net Increase (Decrease) from Shareholder Activity	1,839,564	(1,585,281)

Net Increase (Decrease) in Net Assets	1,583,928	(866,630)

Net Assets at Beginning of Period	6,532,433	7,399,063
Net Assets at End of Period (Including Accumulated Undistributed	$ 8,116,361	$6,532,433
Net Investment Income of $0 and $0, respectively)

Share Transactions:
Issued	1,190,942	381,069
Reinvested	-	-
Redeemed	(995,881)	(724,058)
Net Increase (Decrease) in Shares	195,061	(342,989)
Shares Outstanding, Beginning of Period	1,201,669	1,544,658
Shares Outstanding, End of Period	1,396,730	1,201,669

Financial Highlights
Selected data for a share outstanding	4/1/2007	4/1/2006		4/1/2005	4/1/2004	4/1/2003
throughout the period:	to	to		to	to	to
	3/31/2008	3/31/2007		3/31/2006	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 5.44	$ 4.79		$ 3.22	$ 4.10	$ 2.29
Net Investment Income/(Loss) ***	(0.04)	(0.05)		(0.03)	(0.06)	(0.06)
Net Gains or Losses on Investments
(realized and unrealized) ****	0.40	0.70		1.60	(0.82)	1.87
Total from Investment Operations	0.36	0.65		1.57	(0.88)	1.81
Proceeds from Redemption Fees	0.01	-	*	-	-	-
Net Asset Value -
End of Period	$ 5.81	$ 5.44		$ 4.79	$ 3.22	$ 4.10
Total Return **	6.80%	13.57%		48.76%	(21.46)%	79.04%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	8,116	6,532		7,399	5,134	9,233

Ratio of Expenses to Average Net Assets	1.95%	1.95%		1.95%	1.95%	1.95%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	-0.71%	-1.05%		-0.85%	-1.70%	-1.75%
Portfolio Turnover Rate	81.16%	17.13%		54.01%	55.24%	15.74%

* Proceeds from redemption fees were less than $0.005 per share.

** Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.

*** Per Share amounts calculated using Average Shares Outstanding method.

**** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  8

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND

March 31, 2008

1.) ORGANIZATION

Wireless Fund (the"Fund") is a non-diversified series of the Wireless Trust (the "Trust"), an open-ended management investment company.  The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of March 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2008 proceeds from redemption fees were $21,531.

2008 Annual Report  9

Notes to the Financial Statements - continued

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2008, net investment loss of $65,577 was reclassified into paid in capital.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Effective September 28, 2007 the Fund adopted Financial Accounting Standards Board (FASB)  Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules reguarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended March 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2004.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT

Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  Value Trend Capital Management, LP also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser.  Value Trend Capital Management, LP pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses.  For its services, the Adviser

2008 Annual Report  10

Notes to the Financial Statements - continued

receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund.  As a result of the above calculation, for the fiscal year ended March 31, 2008, the Adviser received management fees totaling $181,640.  At March 31, 2008, the Fund owed $14,320 to the Adviser.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On March 5, 2008, the Board of Trustees for the Wireless Fund met to consider the renewal of the Management Agreement (the "Agreement"). In renewing the  Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with Jeffrey Provence and Ross Provence of the Adviser to discuss the terms of the Agreement. The Board reviewed the history of the Adviser, including background and investment management experience.  The representatives of the Adviser summarized the information provided to the Board regarding matters such as the Adviser's financial condition, the Adviser's performance, as well as Fund performance, management fees and expenses, and investment personnel of the Adviser.  They also discussed the Adviser's background and investment management experience.  Furthermore, they discussed the nature, extent, profitability and quality of the services to be provided by the Adviser and the firm's ability to meet its obligations under the Agreement.

As to the performance of the Fund, the representatives of the Adviser reviewed and discussed with the Board a report comparing the historical performance of the Fund to similar funds.  The Board also took time to review the Fund's annual commission summary/brokerage allocation report.  The Trustees concluded that the Fund's performance was either consistent with or above performance expectations.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund as well as the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations. The Trustees analyzed the Adviser's experience and the capabilities of the portfolio manager. The Trustees reviewed and discussed the Adviser's Form ADV, internal compliance policies and financials.

As to the cost of the services to be provided, the Board reviewed information regarding comparable fee structures and acknowledged that the Fund's base fee rate (which includes paying substantially all operating expenses of the Fund) of 1.95% was reasonable as compared to similar funds within its benchmark category and range of assets.  The Trustees concluded that the fee structure under the Agreement was reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Adviser represented to the Board that the Adviser anticipated the expense ratio of the Fund would be reduced as the Fund grows, benefiting shareholders.

After reviewing all the information presented the Independent Trustees met in executive session.  The Trustees discussed the performance of the Fund and the Adviser's compensation. Based upon the information provided, it was the Board's consensus that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.

2008 Annual Report  11

Notes to the Financial Statements - continued

5.) RELATED PARTY TRANSACTIONS

Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund.  These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.  The Trustees who are not interested persons of the Fund were paid $500 each in Trustees’ fees for the fiscal year ended March 31, 2008 by the Adviser.

6.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2008 was $32,098,666 representing 1,396,730 shares outstanding.

7.) INVESTMENT TRANSACTIONS

For the Fiscal year ended March 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $8,665,387 and $7,103,902, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at March 31, 2008 was $6,610,385.  At March 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation

  (Depreciation)

Net Appreciation (Depreciation)

 $2,251,265                        ($833,186)

  $1,418,079

The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and post-October losses.

8.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2008, National Financial Services held, for the benefit of others, in aggregate, 25.77% of the Fund, and thus may be deemed to control the Fund.

9.) LOSS CARRYFORWARDS

At March 31, 2008, the Fund had available for federal tax purposes an unused capital loss carryforward of $25,400,384, of which $14,528,846 expires in 2009, $4,289,293 expires in 2010, $1,200,315 expires in 2011, $375,757 expires in 2012, $2,851,410 expires in 2013 and $2,154,763 expires in 2014. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

10.) DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the fiscal years 2008 and 2007.

As of March 31, 2008 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income / (accumulated losses)

$                      0

Undistributed accumulated losses

        (25,400,384)

Unrealized appreciation - Net                                                     1,418,079

                                                                                     $     (23,982,305)

The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of post-October losses.

2008 Annual Report  12

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of Wireless Fund

We have audited the accompanying statement of assets and liabilities of Wireless Fund (the "Fund"), including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wireless Fund as of March 31, 2008, the results of its operations for the year  then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 22, 2008

2008 Annual Report  13

TRUSTEES AND OFFICERS

Unaudited

The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address (1), and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Ross C. Provence(2), Year of Birth: 1938 Jeffrey R. Provence(2), Year of Birth:1969	Trustee and President Trustee, Secretary, Treasurer and Chief Compliance Officer	Indefinite Term; Since 2000 Indefinite Term; Since 2000; Chief Compliance Officer Since 2004

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).  CEO, Premier Fund Solutions, Inc. (2001 to current).

				1 1	Blue Chip Investor Funds Blue Chip Investor Funds, Sycuan Funds

(1) The address of each trustee and officer is c/o Wireless Fund, 480 North Magnolia Ave., Suite 103, El Cajon, California 92020.

(2) Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

Name, Address (1), and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Thomas H. Addis III Year of Birth: 1945 George Cossolias, CPA, Year of Birth: 1935	Independent Trustee Independent Trustee	Indefinite Term; Since 2000 Indefinite Term; Since 2000

Executive Director/CEO, Southern California PGA (2006 to current). President, Medallion Golf Management (1999 to current).

Owner of George Cossolias & Company,  CPAs (1972 to current).  President of Lubrication Specialists, Inc. (1996 to current).

				1 1	None Blue Chip Investor Funds, Sycuan Funds, Temecula Valley Bankcorp.

(1) The address of each trustee and officer is c/o Wireless Fund, 480 North Magnolia Ave., Suite 103, El Cajon, California 92020.

2008 Annual Report  14

Investment Adviser

Value Trend Capital Management, LP

480 North Magnolia Avenue, Suite 103

El Cajon, CA 92020

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Ste 1100

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/08	FYE 3/31/07
Audit Fees	$9,075	$8,810
Audit-Related Fees	$0	$0
Tax Fees	$1600	$1,600
All Other Fees	$450	$450

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 3/31/08	FYE 3/31/07
Registrant	$2,050	$2,050
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By: /s/ Ross C. Provence

Ross C. Provence

President

Date:                  6/6/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence

Ross C. Provence

President

Date:                  6/6/08

By: /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:                  6/6/08